UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT NO. 2 TO PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 8, 2019

EXPLANATORY NOTE

On March 29, 2019, Salem Media Group, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A, as supplemented by the Supplement to Proxy Statement filed on April 2, 2019 (the “Proxy Statement”), and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to be held on May 8, 2019 (the “Annual Meeting”).

This supplement to the Proxy Statement is being filed to (a) correct certain statements included in the Proxy Statement concerning delivery of proxy materials to stockholders; (b) add a description of the material features of the Company’s 1999 Stock Incentive Plan in connection with Proposal 2 that is soliciting a vote to amend and restate the Company’s 1999 Stock Incentive Plan, which information was inadvertently omitted from the Proxy Statement when originally filed with the SEC; and (c) correct information in the Beneficial Ownership table regarding the number of shares beneficially owned by one of the Company’s directors.

Other than the foregoing, no other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed. Management continues to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

Supplement to Certain Statements Regarding Access to Proxy Materials

The following third full paragraph on page 1 of the Proxy Statement is deleted from the Proxy Statement:

“As we have done in prior years, we are using the U.S. Securities and Exchange Commission rule that permits companies to furnish their proxy materials over the Internet. Unless you have opted out of receiving Notices, instead of mailing you a paper copy of the proxy materials, we will be mailing to you a Notice containing instructions on how to access our proxy materials over the Internet. Therefore, a proxy card was not sent to you and you may vote only via telephone or online if you do not attend the Annual Meeting.”

The following second full paragraph on page 3 of the Proxy Statement is deleted:

“Electronic Access to Proxy Materials

Pursuant to applicable United States Securities and Exchange Commission (“SEC”) rules, we are making this Proxy Statement and its Annual Report on Form 10-K, as amended, available to its stockholders electronically via the Internet at www.proxyvote.com. On or about March 29, 2019, we will mail to stockholders a Notice containing instructions on how to access this Proxy Statement along with our Annual Report on Form 10-K as well as instructions on how to vote online. The Notice also instructs you on how you may submit your proxy vote securely over the Internet or by telephone. If you received a Notice, you will not automatically receive a printed copy of the Proxy Statement and Annual Report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials as set forth in the Notice.”

The immediately foregoing deleted paragraph is replaced with the following:

“Full Set Delivery of Proxy Materials and Electronic Access and Voting

The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, including audited financial statements, is being mailed to stockholders along with these proxy materials. Exhibits to the Annual

Report on Form 10-K may be obtained from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Christopher J. Henderson, Secretary, Salem Media Group, Inc., 4880 Santa Rosa Road, Camarillo, California 93012.

Pursuant to applicable United States Securities and Exchange Commission (“SEC”) rules, we are also making this Proxy Statement and our Annual Report on Form 10-K available to our stockholders electronically via the Internet at www.proxyvote.com. On or about March 29, 2019, we mailed to stockholders a Notice containing instructions on how to access this Proxy Statement along with our Annual Report on Form 10-K as well as instructions on how to vote online. The Notice also instructs you on how you may submit your proxy vote securely over the Internet or by telephone.”

Supplement to Proposal 2

Proposal 2 is amended and restated as set forth herein.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This Proxy Statement Supplement No. 2 should be read together with the Proxy Statement.

Supplement to Correct Beneficial Ownership Information

The table entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” commencing immediately after page 20 in the Proxy Statement is amended and restated as set forth herein.

PROPOSAL 2

PROPOSAL TO AMEND AND RESTATE

THE COMPANY’S 1999 STOCK INCENTIVE PLAN

On May 29, 1999, the Company adopted the 1999 Stock Incentive Plan, as amended in 2001 and further amended and restated in 2003, 2005, 2009, 2012, and 2017 (the “Stock Plan”), to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its employees and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders.

The maximum number of shares of Class A common stock (for purpose of Proposal 2, the “Class A Common Stock”) that may be issued pursuant to awards granted under the Stock Plan is currently 5,000,000 (subject to adjustment as set forth in the Stock Plan). As of April 16, 2019, awards covering a total of 1,829,472 shares were outstanding or had been exercised under the Stock Plan and only 447,854 shares remain available for future awards. The Company relies heavily upon the Stock Plan to recruit, retain and reward qualified employees, officers, consultants, advisors and directors, and the board has approved, subject to approval by the Company’s stockholders, an amendment and restatement of the Stock Plan to make available an additional 3,000,000 shares of Class A Common Stock for awards under the Stock Plan (subject to adjustments as set forth in the Stock Plan.

If the stockholders do not approve Proposal 2 and, as a consequence, the Company is unable to continue to grant options at competitive levels, we believe that there will be a negative effect to the Company’s ability to meet its needs for highly qualified personnel and to manage future growth. Without these proposed new shares, the current shares available for grant under the Stock Plan will not be sufficient to maintain our current option grant practice for promotions or merit awards for current employees after May, 2019.

The Compensation Committee and the Board of Directors have reviewed the Stock Plan to determine whether it remains a flexible and effective source of incentive compensation in terms of the number of shares of our common stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today’s business environment.

Based on their review, the Compensation Committee approved and recommended to the Board of Directors, and the Board of Directors approved, an amendment and restatement of the Stock Plan, effective May 8, 2019, subject to approval by our stockholders at the 2019 Annual Meeting. We are asking stockholders to approve the amended and restated Stock Plan as described in this Proposal 2, which would increase the maximum number of shares of common stock that may be issued from 5,000,000 to 8,000,000.

Interest of Certain Persons in Matters to be Acted Upon

Pursuant to the Stock Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Stock Plan. Participation in the Stock Plan is at the discretion of the Board or its appointed committee and, accordingly, future participation by directors, executive officers and other employees under this Stock Plan is not determinable. However, if this proposal is approved, the maximum number of shares available under the Stock Plan will be increased by 3,000,000 shares.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 2. If we do not obtain stockholder approval, then the Company will not implement the proposed amendment and restatement of the Stock Plan increasing the available shares of Class A Common Stock by 3,000,000. The Stock Plan will, however, remain in effect. The Board believes that the proposed amendment and restatement of the Stock Plan is in the best interests of the Company and our stockholders for the reasons stated above. THE

BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

Summary of the Stock Plan

The following is a summary of the principal features of the Stock Plan as in effect and as proposed to be amended and restated by Proposal 2. The summary is qualified in its entirety by Proposal 2 and the Stock Plan, a copy of which, as proposed to be amended and restated, is attached as Appendix A to this Supplement No. 2.

The Stock Plan is administered by the Board or a committee of directors appointed by the Board, such committee members meeting the requirement of committee membership required by the Stock Plan (the “Administering Body”). Subject to the express provisions of the Stock Plan, the Administering Body is authorized to implement, interpret and construe the Stock Plan and any documents defining the rights and obligations of the Company and recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable and otherwise to carry out the terms of the Stock Plan and such other documents. The interpretation and construction by the Administering Body of any provisions of the Stock Plan or of any award thereunder will be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to the Stock Plan or any awards thereunder will be in the sole discretion of the Administering Body and will be conclusive and binding upon all persons.

The Administering Body may select the eligible persons to whom, and the times at which, Stock Plan awards will be granted or sold, the nature of each award, the number of shares of Class A common stock or the number of rights that make up or underlie each award, the period for the exercise of each award and such other terms and conditions applicable to each award as the Administering Body may determine. The Administering Body may grant awards singly, in combination or in tandem with other awards. The purchase price, exercise price, initial value and any and all other terms and conditions of the awards may be established by the Administering Body without regard to existing awards or other grants.

Persons Eligible to Participate in the Stock Plan

The persons eligible to receive awards under the Stock Plan include directors, officers, employees, consultants and advisors of the Company and its affiliated entities. However, Incentive Stock Options (defined below) may be granted only to eligible persons meeting the employment requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Stock Plan, the term “affiliated entities” means any parent corporation or subsidiary corporation of the Company, as defined in Code Sections 424(e) and 424(f), respectively.

Awards

Subject to certain limitations specified in the Stock Plan, the Administering Body may, in its discretion, grant to eligible persons any one or more of the following awards under the Stock Plan: stock options; performance awards; restricted stock; stock appreciation rights; stock payments; dividend equivalents; stock bonuses; stock sales; phantom stock; and other stock-based benefits. Each award will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award as the Administering Body may determine. Payment of the exercise price or other payment for an award shall be payable upon the exercise of a stock option or upon other purchase of shares pursuant to an award granted under the Stock Plan and may be made by (i) legal tender of the United States, (ii) shares of Class A common stock (if either the underlying agreement or the Administering Body so permit and if the Company is not prohibited from acquiring its shares) or (iii) such other lawful consideration the Administering Body may deem acceptable in any particular instance.

Stock Options. The Administering Body may grant to eligible persons stock options that either qualify as incentive stock options under Code Section 422 (“Incentive Stock Options”) or do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).

The exercise price for each stock option will be determined by the Administering Body as of the date such stock option is granted. However, the exercise price may be no less than the fair market value of the Class A common stock subject to the stock option as of the date the stock option is granted. In the case of a grant of an Incentive Stock Option to a Significant Stockholder (defined below), the exercise price must not be less than 110% of the fair market value of the Class A common stock subject to the Incentive Stock Option as of the date the Incentive Stock Option is granted. Each stock option and all rights or obligations thereunder will expire on a date determined by the Administering Body, but not later than ten years after the date the stock option is granted (or five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder, or for Nonqualified Stock Options, a date later than ten years after the stock option is granted as determined by the Administering Body), and will be subject to earlier termination as provided in the Stock Plan or the award document. Except as otherwise provided in the Stock Plan, a stock option will become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter will remain exercisable until the expiration or earlier termination of the stock option.

Stock options will be exercisable only in whole shares and any fractional share interests will be disregarded. A stock option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the recipient, together with payment of the exercise price made in accordance with the provisions of the Stock Plan. Notwithstanding any other provision of the Stock Plan, the Administering Body may impose such conditions upon the exercise of stock options (including conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements including Rule 16b-3 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any amounts required to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.

For purposes of the Stock Plan, a “Significant Stockholder” means a stockholder who, at the time a stock option is granted to such individual under the Stock Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation (after application of the attribution rules set forth in Code Section 424(d)).

Performance Awards. The Administering Body may grant to eligible persons awards, payable in Class A common stock that vest and become payable over a period of time upon the attainment of performance goals over a performance period established by the Administering Body (“Performance Awards”). The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Administering Body. The Administering Body may determine that Performance Awards will be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, affiliated entities or business segments, as applicable.

One or more of the following business criteria (or any derivation thereof) for the Company, on a consolidated basis, and/or specified affiliated entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), will be used exclusively by the Administering Body in establishing performance goals for Performance Awards: (A) cash flow; (B) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (C) earnings measures (including EBIT and EBITDA); (D) return on equity; (E) total stockholder return; (F) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (G) return on capital; (H) revenue; (I) income; (J) profit margin; (K) return on operating revenue; (L) brand recognition or acceptance; (M) customer metrics (including customer procurement, customer satisfaction, customer retention, customer profitability or customer contract terms); (N) productivity; (O) expense targets and management; (P) budget targets and management; (Q) market share; (R) cost control measures; (S) balance sheet metrics; (T) strategic initiatives; (U) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (V) return on assets; (W) growth in net sales; (X) the ratio of net sales to net working capital; (Y) stockholder value added; (Z) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (AA) sales from newly-introduced products; (BB) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (CC) product quality, safety, productivity, yield or reliability (on time and complete orders); (DD) funds from operations; (EE) regulatory body approval for commercialization of a product; (FF) debt levels or reduction or debt ratios; (GG) economic value; (HH) operating efficiency; (II) research and development achievements; or (JJ) any combination of the forgoing business criteria.

Settlement of Performance Awards may be in cash, shares, other awards or other property. All determinations by the Administering Body as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as performance-based compensation to the extent required by Code Section 162(m).

Restricted Stock. The Administering Body may authorize the grant or sale to eligible persons of Class A common stock that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met (“Restricted Stock”). The Administering Body will determine the purchase price (if any) to be paid for the Restricted Stock, the terms of payment, the restrictions upon the Restricted Stock and when such restrictions will lapse. All shares of Restricted Stock will be subject to the following conditions: (a) the shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire; (b) the Administering Body may require that the certificates representing Restricted Stock remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire; (c) each certificate representing Restricted Stock will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body deems necessary or appropriate to enforce such restrictions; and (d) the Administering Body may impose such other conditions on Restricted Stock as it deems advisable. Subject to any restrictions imposed upon the Restricted Stock, the recipient thereof will have all rights of the holder of shares of Class A common stock with respect to the Restricted Stock granted or sold to the recipient, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Any dividends and other distributions may be subject to the same or similar restrictions as the underlying Restricted Stock. In no event will dividends or other distributions on any award that is subject to the achievement of performance criteria be payable before the award has become earned and payable.

Unless the Administering Body determines otherwise, if a recipient incurs a separation from service for any reason, all of the recipient’s Restricted Stock remaining subject to restrictions on the date of such separation from service will be repurchased by the Company at the purchase price paid by the recipient (if any).

Stock Appreciation Rights. The Administering Body may grant to eligible persons stock appreciation rights; that is, rights to receive payments measured with reference to the amount by which the fair market value of a specified number of shares of Class A common stock appreciates from a specified date (such as the date of grant of the stock appreciation rights) to the date of exercise. The Administering Body will determine the form in which payment of a stock appreciation right will be made and may consent to or disapprove the election of a recipient to receive cash in full or partial settlement of a stock appreciation right. Further, the Administering Body may, at the time a stock appreciation right is granted, impose such conditions on the exercise of the stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act.

Stock appreciation rights granted under the Stock Plan may be related or unrelated to stock options. A stock appreciation right related to a stock option will entitle the holder of the related stock option, upon exercise of the stock appreciation right, to surrender such stock option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such stock appreciation right is exercised and to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price of a share of Class A common stock specified in the related stock option from the fair market value of a share of Class A common stock on the date of exercise of such stock appreciation right (or as of such other date specified in the instrument evidencing the stock appreciation right), by (b) the number of shares as to which such stock appreciation right is exercised. Such stock option will, to the extent surrendered, then cease to be exercisable. A stock appreciation right granted in connection with a stock option will be exercisable at such time or times, and only to the extent that, the related stock option is exercisable, and will not be transferable except to the extent that such related stock option may be transferable.

The amount payable upon exercise of a stock appreciation right that is unrelated to a stock option will be determined in accordance with the formula described in the preceding paragraph, except that in lieu of the option exercise price specified in the related stock option, the initial base amount specified in the award will be used.

Stock Payments. The Administering Body may grant stock payments of the Company’s Class A common stock to any eligible person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the eligible person in cash.

Dividend Equivalents. The Administering Body may grant dividend equivalents to any recipient under the Stock Plan who has received a stock option, stock appreciation rights or other award denominated in shares of Class A common stock. Such dividend equivalents will entitle the holders thereof to receive from the Company during the applicable dividend period (as defined in the Stock Plan) payments equivalent to the amount of dividends payable to holders of the number of shares of Class A common stock underlying such stock option, stock appreciation rights or other award. Dividend equivalents may be paid in cash, Class A common stock or other awards. The amount of dividend equivalents paid other than in cash will be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the dividend equivalent. Dividend equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administering Body may determine. In no event will dividends or other distributions on any award that is subject to the achievement of performance criteria be payable before the award has become earned and payable.

Stock Bonuses. The Administering Body may issue shares of Class A common stock to eligible persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

Stock Sales. The Administering Body may sell to eligible persons shares of Class A common stock on such terms and conditions as the Administering Body may determine.

Phantom Stock. The Administering Body may grant to eligible persons awards of phantom stock; that is, a cash award granted under the Stock Plan measured by the fair market value of a specified number of shares of Class A common stock on a specified date, or measured by the excess of such fair market value over a specified minimum, which may but need not include a dividend equivalent.

Other Stock-Based Benefits. The Administering Body may grant to eligible persons other stock-based benefits not otherwise described above that (a) by their terms might involve the issuance or sale of Class A common stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Class A common stock. Other stock-based benefits may be granted in lieu of other cash or other compensation to which a recipient is entitled from the Company or an affiliated entity or may be used in the settlement of amounts payable in shares under any other compensation plan or arrangement of the Company or an affiliated entity.

Prohibition on Repricing

The repricing of stock options or stock appreciation rights under the Stock Plan is prohibited without prior approval of the stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms or conditions of a stock option or stock appreciation right to lower its exercise price; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling a stock option or stock appreciation right at a time when its exercise price is greater than the fair market value of the underlying shares in exchange for another award; unless the cancellation and exchange occurs in connection with a change in capitalization or similar change.

Award Limits

Subject to adjustment, all 8,000,000 shares available for issuance under the Stock Plan will be available for issuance as Incentive Stock Options. Subject to adjustment, the maximum number of each type of award (other than cash-based Performance Awards) granted to any recipient in any calendar year shall not exceed the following number of shares: (i) options and stock appreciation rights – 750,000 shares; and (ii) all other share-based performance awards – 750,000 shares. The maximum amount of cash-based Performance Awards intended to qualify as performance-based compensation granted to any recipient in any calendar year shall not exceed the following: (i) annual incentive awards – $5,250,000; and (ii) all other cash-based Performance Awards – $5,250,000. The maximum value of awards granted during any calendar year to any nonemployee member of the Board or the board of directors of an affiliated entity, taken together with any cash fees paid to such director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an affiliated entity during the calendar year, shall not exceed the following in total value (calculating the value of any awards or other equity compensation plan awards based on the fair market value as of the grant date for financial reporting purposes): (i) $250,000 for the Chair of the Board and (ii) $250,000 for each nonemployee director other than the Chair of the Board.

Amended and Restated Stock Plan Effectiveness and Duration

The amended and restated Stock Plan will become effective May 8, 2019, subject to stockholder approval of this Proposal 2, and will continue in effect until May 8, 2029 (the “Stock Plan Term”), at which time the Stock Plan will automatically terminate. Each award properly granted under the Stock Plan during the Stock Plan Term will remain in effect after termination of the Stock Plan until such award has been exercised, terminated or expired in accordance with its terms and the terms of the Stock Plan.

Amendment and Termination

The Administering Body may, as permitted by applicable law, rule or regulation, from time to time suspend or discontinue the Stock Plan or revise or amend it in any respect whatsoever, and the Stock Plan as so revised or amended will govern all awards thereunder, including those granted before such revision or amendment. However, no such revision or amendment will alter, impair or diminish any rights or obligations under any award previously granted under the Stock Plan without the written consent of the recipient to whom such award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend the Stock Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act of 1933, as amended, the Exchange Act, the Code (or any rules or regulations promulgated thereunder) or the rules of any exchange or inter-dealer quotation system upon which the Class A common stock is listed or traded. No stockholder approval of any amendment or revision will be required unless such approval is required by the Stock Plan or by applicable law, rule or regulation.

Restrictions on Transferability

No Stock Plan award will be assignable or transferable except (a) by will or by the laws of descent and distribution, (b) subject to the final sentence of this paragraph, upon dissolution of marriage pursuant to a domestic relations order or (c) in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a recipient, an award granted to such person will be exercisable only by the recipient (or the recipient’s permitted transferee) or such person’s guardian or legal representative. However, (i) no award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 and (ii) Incentive Stock Options (or other awards subject to transfer restrictions under the Code) may not be assigned, transferred or exercisable in violation of Code Section 422(b)(5) and the Stock Plan is intended to allow such assignment or transfer.

Clawback

All awards, amounts or benefits received or outstanding under the Stock Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or similar action in accordance with the terms of any

Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A recipient’s acceptance of an award will be deemed to constitute the recipient’s acknowledgment of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the recipient, whether adopted prior or following May 8, 2019, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the recipient’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Governing Law

The Stock Plan is governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

Federal Income Tax Consequences

General. The following summary of certain federal income tax consequences of the receipt and exercise of Stock Plan awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of awards under foreign, state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The exact federal income tax treatment of transactions under the Stock Plan will vary depending on the specific facts and circumstances involved. Accordingly, individuals eligible to receive or exercise awards should consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares prior to engaging in any transaction related to any award.

Stock options granted under the Stock Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Code Section 401(a).

Incentive Stock Options. Stock options granted under the Stock Plan may qualify as Incentive Stock Options within the meaning of Code Section 422. If an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the “Required Holding Periods”), the optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an Incentive Stock Option. An optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee’s gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee’s gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee’s basis in the shares.

If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of the disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition or (b) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee’s holding period. If an optionee disposes of such shares for less than the optionee’s basis in the shares, the difference between the amount realized and the optionee’s basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee’s alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax.

Nonqualified Stock Options. In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option which does not qualify as an incentive stock option (a “Nonqualified Stock Option”). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a nonqualified stock option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a capital gain or loss.

Performance Awards and Stock Appreciation Rights. Generally, the recipient of a Performance Award or a holder of stock appreciation rights will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the recipient or holder receives payment from the Company. If the Company places a limit on the amount that will be payable under stock appreciation rights, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation rights at the time the value of such right equals such limit and the stock appreciation rights are exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient or holder.

Restricted Stock. Unless the recipient makes an a proper election under section 83(b) of the Code (an “83(b) Election”) within 30 days after the receipt of the restricted stock, the recipient is not taxed and the Company is not entitled to a deduction until the restriction lapses, and at that time the recipient will recognize ordinary income equal to the difference between the then fair market value of the Class A common stock and the amount, if any, paid by the recipient for the Class A common stock, and the recipient’s tax basis in the Class A common stock will equal the then fair market value of the Class A common stock. If the recipient makes a timely 83(b) Election, the recipient will recognize ordinary income at the time of the election equal to the difference between the fair market value of the restricted stock on the date of grant and the amount, if any, paid by the recipient for the Class A common stock, and the recipient’s tax basis in the Class A common stock will equal the fair market value of the Class A common stock on the grant date. Any subsequent sale of the Class A common stock by the recipient generally will, depending upon the length of the holding period beginning just after the date the restriction on the Class A common stock lapses or where an 83(b) Election is made just after the grant date, be treated as long- or short-term capital gain (loss) equal to the difference between the sale price (the recipient’s tax basis) and the recipient’s tax basis (sale price). The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Miscellaneous Tax Issues. An award may be granted under the Stock Plan that does not fall clearly into one of the categories described above. The federal income tax treatment of such an award will depend upon the specific terms of such award. In such case, the recipient should consult his or her tax advisor regarding the tax treatment applicable to such award.

Company Withholdings and Information Reports

If an award recipient is an employee of the Company, withholdings required to be made by the Company with respect to ordinary compensation income recognized under Stock Plan awards ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the employee, by having the employee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

New Plan Benefits

The benefits that will be awarded or paid under the amended and restated Stock Plan cannot currently be determined. Awards granted under the Stock Plan are within the discretion of the Administering Body, and the Administering Body has not determined future awards or who might receive them.

SUPPLEMENT TO AMEND AND RESTATE TABLE OF BENEFICIAL OWNERSHIP

The information under the heading, “Security Ownership of Certain Beneficial Owners and Management,” is amended and restated in its entirety as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Class A and Class B common stock as of March 13, 2019 (unless otherwise indicated) by: (a) each person believed by us to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock; (b) each Director; (c) each of the NEO’s; and (d) all Directors and NEO’s as a group.

	Class A Common Stock			Class B Common Stock			% Vote of All Classes of
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)	Common Stock(2)
Stuart W. Epperson	3,576,924	(3)	16.66%	2,776,848	(4)	50.00%	40.71%
Nancy A. Epperson	3,576,924	(3)	16.66%	2,776,848	(4)	50.00%	40.71%
Edward G. Atsinger III	4,619,492	(5)	21.52%	2,776,848	(5)	50.00%	42.06%
Edward C. Atsinger	1,100,578	(6)	5.13%	—		—	1.43%
Stuart W. Epperson Jr.	120,928	(7)	*	—		—	*
Richard A. Riddle	128,891	(8)	*	—		—	*
Jonathan Venverloh	62,000	(9)	*	—		—	*
James Keet Lewis	11,500	(10)	*	—		—	*
Eric Halvorson	17,300	(11)	*	—		—	*
David P. Santrella	138,196	(12)	*	—		—	*
David A.R. Evans	96,252	(13)	*	—		—	*
Evan Masyr	122,724	(14)	*	—		—	*
Christopher J. Henderson	116,559	(15)	*	—		—	*
All Directors and NEO’s as a group	10,111,344		47.10%	5,553,696		100.00%	85.25%
Gabelli Funds, LLC	1,397,530	(16)	6.51%	—		—	1.81%
One Corporate Center
Rye, NY 10580
Dimensional Fund Advisors, L.P.	1,261,538	(17)	5.88%	—		—	1.64%
6300 Bee Cave Road, Building One
Austin, TX 78746

*	Less than 1%.
(1)

Except as otherwise indicated, the address for each person is c/o Salem Media Group, Inc., 4880 Santa Rosa Road, Camarillo, California 93012. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of March 13, 2019, are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2)

Percentage voting power is based upon 20,632,416 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of March 13, 2019, plus shares of Class A common stock that are subject to options exercisable by holders within 60 days of March 13, 2019 and the general voting power of one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock.

(3)

Includes 1,067,320 shares of Class A common stock held by trusts of which Mr. and Mrs. Epperson are trustees and shares held directly by Mr. and Mrs. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and share voting and dispositive power; therefore, their combined beneficial ownership is shown in the table. Includes 146,250 shares of Class A common stock subject to options that are exercisable within 60 days.
(4)	These shares of Class B common stock are held directly by Mr. Epperson.
(5)

These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes 189,739 shares of Class A common stock subject to options that are exercisable within 60 days.

(6)

Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust and these shares are also included in the shares beneficially owned by Edward G. Atsinger III as reflected in this table. Also includes 3,000 shares of Class A common stock held by a trust for the benefit of Edward C. Atsinger. Edward C. Atsinger and his wife are trustees of the trust. These 3,000 shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table. Includes 7,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(7)

These shares of Class A common stock are held in custody for Mr. Epperson Jr.’s four (4) minor children. Includes 7,500 shares of Class A common stock subject to options that are exercisable within 60 days.

(8)	Includes 27,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(9)

2,000 shares of Class A common stock are held directly by Mr. Venverloh and 33,000 shares of Class A common stock are held by Jonathan and Mehridith Venverloh as trustees of the Ecclesiastes Trust 2004 U/A 11/19/04. Also includes 27,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(10)	Includes 9,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(11)

8,000 shares of Class A common stock are held directly by Mr. Halvorson in an IRA, 1,800 shares are held by a trust of which Mr. and Mr. Halvorson are trustees and 7,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(12)	Includes 123,750 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(13)	Includes 63,750 shares of Class A common stock subject to options that are exercisable within 60 days.
(14)	Includes 110,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(15)	Includes 32 shares held in Mr. Henderson’s 401(k) plan and 116,527 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(16)	The ownership of common stock is based on information obtained from the National Association of Securities Dealers Automated Quotations (“NASDAQ”) as of December 31, 2018.
(17)	This information is based on the Schedule 13G/A filed by Dimensional Fund Advisors, L.P. with the SEC on February 8, 2019.

Appendix A

SALEM MEDIA GROUP, INC.

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED

THROUGH MAY 8, 2019)

TABLE OF CONTENTS

ARTICLE I PURPOSE OF PLAN	A-1
ARTICLE II EFFECTIVE DATE AND TERM OF PLAN	A-1
2.1 Term of Plan	A-1
2.2 Effect on Awards	A-1
2.3 Stockholder Approval	A-1
ARTICLE III SHARES SUBJECT TO PLAN	A-1
3.1 Number of Shares	A-1
3.2 Source of Shares	A-1
3.3 Share Counting	A-1
3.4 Adjustment Provisions	A-2
(a) Adjustments	A-2
(b) Right to Make Adjustment	A-2
(c) Limitations	A-2
3.5 Reservation of Shares	A-2
3.6 Award Limits	A-2
(a) Incentive Stock Options	A-2
(b) Individual Award Limits for Section 162(m) — Share-Based Awards	A-2
(c) Individual Award Limits for Section 162(m) — Cash-Based Awards	A-2
(d) Director Awards	A-3
ARTICLE IV ADMINISTRATION OF PLAN	A-3
4.1 Administering Body	A-3
(a) Plan Administration	A-3
(b) Administration by Committee	A-3
4.2 Authority of Administering Body	A-3
(a) Authority to Interpret Plan	A-3
(b) Authority to Grant Awards	A-3
(c) Procedures	A-4
4.3 No Liability	A-4
4.4 Amendments	A-4
(a) Plan Amendment	A-4
(b) Award Amendments	A-4
(c) Limitation	A-4
4.5 Other Compensation Plans	A-5
4.6 Plan Binding on Successors	A-5
4.7 Issuances for Compensation Purposes Only	A-5
4.8 Invalid Provisions	A-5
4.9 Governing Law	A-5
4.10 Construction	A-5
4.11 Clawback	A-5
4.12 No Repricing	A-5
4.13 Book Entry	A-6
4.14 Section 409A	A-6
4.15 Data Protection	A-6
4.16 Separation from Service for Cause	A-6
ARTICLE V GENERAL AWARD PROVISIONS	A-6
5.1 Participation in the Plan	A-6
(a) Eligibility to Receive Awards	A-6
(b) Eligibility to Receive Incentive Stock Options	A-6
(c) Awards to Certain Eligible Persons	A-6

A-i

5.2 Award Documents	A-7
5.3 Exercise of Stock Options	A-7
5.4 Payment for Awards	A-7
(a) Payment of Exercise Price	A-7
(b) No Company Assistance	A-7
(c) Cashless Exercise	A-7
(d) No Precedent	A-7
5.5 No Service Rights	A-7
5.6 Restrictions under Applicable Laws and Regulations	A-8
(a) Consents, Approvals	A-8
(b) No Registration Obligation; Recipient Representations	A-8
5.7 Additional Conditions	A-8
5.8 No Privileges of Stock Ownership	A-9
5.9 Nonassignability	A-9
5.10 Information to Recipients	A-9
5.11 Withholding Taxes	A-9
5.12 Legends on Awards and Stock Certificates	A-9
5.13 Effect of Separation from Service on Awards	A-10
(a) Termination of Vesting	A-10
(b) Alteration of Vesting and Exercise Periods	A-10
(c) Leave of Absence	A-10
5.14 Lock-Up Agreements	A-10
ARTICLE VI AWARDS	A-10
6.1 Stock Options	A-10
(a) Nature of Stock Options	A-10
(b) Option Exercise Price	A-10
(c) Option Period and Vesting	A-11
(d) Termination	A-11
(e) Special Provisions Regarding Incentive Stock Options	A-11
6.2 Performance Awards	A-12
(a) Performance Conditions	A-12
(b) Performance Awards Granted to Designated Covered Employees	A-12
(i) Performance Goals Generally	A-12
(ii) Business Criteria	A-12
(iii) Timing for Establishing Performance Goals	A-13
(iv) Settlement of Performance Awards; Other Terms	A-13
(c) Written Determinations	A-13
(d) Status of Section 6.2(b) Awards under Section 162(m)	A-13
6.3 Restricted Stock	A-13
(a) Award of Restricted Stock	A-13
(b) Requirements of Restricted Stock	A-13
(i) No Transfer	A-13
(ii) Certificates	A-14
(iii) Restrictive Legends	A-14
(iv) Other Restrictions	A-14
(c) Lapse of Restrictions	A-14
(d) Rights of Recipient	A-14
(e) Separation from Service	A-14
6.4 Stock Appreciation Rights	A-14
(a) Granting of Stock Appreciation Rights	A-14
(b) Stock Appreciation Rights Related to Options	A-14

A-ii

(c) Stock Appreciation Rights Unrelated to Options	A-15
(d) Limits	A-15
(e) Payments	A-15
6.5 Stock Payments	A-15
6.6 Dividend Equivalents	A-15
6.7 Stock Bonuses	A-15
6.8 Stock Sales	A-15
6.9 Phantom Stock	A-15
6.10 Other Stock-Based Benefits	A-16
6.11 Separation from Service	A-16
ARTICLE VII REORGANIZATIONS	A-16
7.1 Corporate Transactions Not Involving a Change in Control	A-16
7.2 Corporate Transactions Involving a Change in Control	A-16
ARTICLE VIII DEFINITIONS	A-17

A-iii

SALEM MEDIA GROUP, INC.

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH MAY 8, 2019)

ARTICLE I

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its Stockholders by using investment interests in the Company to attract, retain and motivate employees and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

2.1 Term of Plan. This Plan initially became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date or (b) the date of any Plan termination pursuant to the provisions of Section 4.4 or Section 7.2, at which time this Plan shall automatically terminate.

2.2 Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3 Stockholder Approval. This Plan shall be amended and restated, as set forth herein, effective as of the Restatement Date, subject to the approval of the Stockholders. If the Stockholders do not approve this Plan as amended and restated as set forth herein, this Plan shall remain unchanged and in full force and effect.

ARTICLE III

SHARES SUBJECT TO PLAN

3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards shall be 8,000,000, subject to adjustment as set forth in Section 3.4.

3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the sole discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

3.3 Share Counting. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or terms of the Award under which such shares were issued, will again become available for the grant of further Awards. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under this Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award. Substitute Awards shall not be counted against the number of shares available for issuance under Awards.

3.4 Adjustment Provisions.

(a) Adjustments. Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than shares of Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to this Plan and to any outstanding Awards, and in the exercise price or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Recipients’ rights under this Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares of Common Stock which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 3.4(a) shall be rounded down to the nearest whole number and the exercise price or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 3.4(a) shall be made in accordance with Section 409A to the extent applicable.

(b) Right to Make Adjustment. The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(c) Limitations. No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5 Reservation of Shares. The Company will at all times reserve and keep available a number of shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to then outstanding Awards.

3.6 Award Limits.

(a) Incentive Stock Options. Subject to adjustment under Section 3.4, 8,000,000 shares available for issuance under this Plan shall be available for issuance as Incentive Stock Options.

(b) Individual Award Limits for Section 162(m) — Share-Based Awards. Subject to adjustment under Section 3.4, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Recipient in any calendar year shall not exceed the following number of shares: (i) Options and Stock Appreciation Rights — 750,000 shares; and (ii) all other share-based Performance Awards — 750,000 shares.

(c) Individual Award Limits for Section 162(m) — Cash-Based Awards. The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Recipient in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $5,250,000; and (ii) all other cash-based Performance Awards: $5,250,000.

(d) Director Awards. The maximum value of Awards granted during any calendar year to any nonemployee member of the Board or the board of directors of an Affiliated Entity, taken together with any cash fees paid to such director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an Affiliated Entity during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of the grant date for financial reporting purposes): (i) $250,000 for the Chair of the Board and (ii) $250,000 for each nonemployee director other than the Chair of the Board.

ARTICLE IV

ADMINISTRATION OF PLAN

4.1 Administering Body.

(a) Plan Administration. This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

(b) Administration by Committee. The Board may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. As long as the Board has delegated authority to administer this Plan to the Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by the Committee comprised of not less than two Board members appointed by the Board from time to time, each of whom is (i) a Non-Employee Director, and (ii) in addition, if Awards are to be made to persons subject to Section 162(m) and such Awards are intended to constitute Performance-Based Compensation, then each member of the Committee shall, in addition to being a Non-Employee Director, be an “outside director” as defined under Section 162(m). The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

4.2 Authority of Administering Body.

(a) Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be in the sole discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its sole discretion in matters related to this Plan and any and all Awards and Award Documents.

(b) Authority to Grant Awards. Subject to the express provisions of this Plan, the Administering Body may select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period for the exercise of each Award and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants

(including other stock options) regardless of whether such prior Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards. The purchase price, exercise price, initial value and any and all other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants. The Administering Body may from time to time delegate authority to the Chief Executive Officer of the Company to grant Awards, such authority shall not extend to (a) authority to grant Stock Options covering more than $250,000 of Common Stock annually (measured each calendar year without carry over of unused grant authority from year to year), subject to the Chief Executive Officer seeking ratification of each such grant at the next regularly scheduled meeting of the Compensation Committee of the Board of Directors, with the $250,000 being calculated at a price equal to the price of the Common Stock at the NASDAQ market close on the date the Stock Options are granted, (b) any Awards granted at less than Fair Market Value, (c) any Awards vesting in less than one year from the date of grant or (d) Awards to directors or executive officers of the Company who are (or would as of the date of the Award become) subject to Section 16 of the Exchange Act. The Administering Body may designate the Secretary of the Company or other Company employees to assist the Administering Body in the administration of this Plan, and may grant authority to such persons to execute Award Documents evidencing Awards or other documents entered into under this Plan on behalf of the Administering Body or the Company.

(c) Procedures. Subject to the Company’s Charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3 No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.4 Amendments.

(a) Plan Amendment. The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to Section 4.4(c), from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC or the rules of any exchange or interdealer quotation system upon which the Common Stock is listed or traded. No Stockholder approval of any amendment or revision shall be required unless (i) such approval is required by this Plan or by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4).

(b) Award Amendments. The Administering Body may, with the written consent of a Recipient and subject to the limitations on re-pricing set forth in Section 4.12, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, with the written consent of the Recipient, at any time and from time to time after the grant of any Award accelerate or extend the vesting or exercise period of any Award as a whole or in part.

(c) Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may impair or adversely affect any rights or obligations under any Award theretofore granted without the written consent of the Recipient to whom such Award was granted.

4.5 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by the Stockholders.

4.6 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

4.7 Issuances for Compensation Purposes Only. This Plan is intended to constitute an “employee benefit plan,” as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

4.8 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9 Governing Law. This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10 Construction. In this Plan, unless otherwise stated, the following uses apply: (a) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (b) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (c) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (d) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (e) all references to articles and sections are to articles and sections in this Plan; (f) all words used shall be construed to be of such gender or number as the circumstances and context require; (g) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (h) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (i) all accounting terms not specifically defined shall be construed in accordance with GAAP.

4.11 Clawback. All awards, amounts or benefits received or outstanding under this Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Recipients’ acceptance of an Award shall be deemed to constitute the Recipients’ acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Recipient, whether adopted prior to or following the Restatement Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Recipients’ agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

4.12 No Repricing. Notwithstanding any provision of this Plan to the contrary, the repricing of Stock Options or Stock Appreciation Rights is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms or conditions of an Stock Option or Stock Appreciation Right to lower its exercise price;

(b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling a Stock Option or Stock Appreciation Right at a time when its exercise price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 3.4 or Article VII. A cancellation and exchange under clause (c) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Recipient.

4.13 Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book entry.

4.14 Section 409A. This Plan is intended to comply with Section 409A, and to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable pursuant to this Plan during the six-month period immediately following the Recipient’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Recipient’s Separation from Service (or the Recipient’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Administering Body shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Recipient under Section 409A and neither the Company nor the Administering Body shall have any liability to any Recipient for such tax or penalty.

4.15 Data Protection. A Recipient’s acceptance of an Award shall be deemed to constitute the Recipient’s acknowledgement of and consent to the collection and processing of personal data relating to the Recipient so that the Company and each Affiliated Entity can fulfill their obligations and exercise their rights under this Plan and generally administer and manage this Plan. This data shall include data about participation in this Plan and shares offered or received or purchased or sold under this Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Recipient and the Recipient’s participation in this Plan.

4.16 Separation from Service for Cause. The Company may annul an Award if the Recipient incurs a Separation from Service for Cause.

ARTICLE V

GENERAL AWARD PROVISIONS

5.1 Participation in this Plan.

(a) Eligibility to Receive Awards. A person shall be eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of service from the Company; provided, however, that Awards granted to a person who has received an offer of service will terminate and be forfeited without consideration if the service offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons, generally.

(b) Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of IRC Section 422.

(c) Awards to Certain Eligible Persons. Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or serving outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2 Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may determine. Awards will not be deemed binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3 Exercise of Stock Options. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. A Stock Option shall be deemed to be exercised when the Secretary or other designated officer of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11 or, with permission of the Administering Body, arrangement for such payment. Notwithstanding any other provision of this Plan, the Company and/or the Administering Body may impose, by rule or in Award Documents, such conditions upon the exercise of Stock Options (including conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including Rule 16b-3 and Rule 10b-5 under the Exchange Act, any amounts required under Section 5.11 or any applicable section of the IRC.

5.4 Payment for Awards.

(a) Payment of Exercise Price. The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b) No Company Assistance. The Company shall not assist any person to whom an Award is granted hereunder (including any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c) Cashless Exercise. If permitted in any case by the Administering Body, the exercise price for Awards may be paid by delivery of Common Stock to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested or exercisable Awards or other equity Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may deem acceptable; provided, however, that, subject to applicable laws and regulations, the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(d) No Precedent. Recipients will have no rights to the assistance described in Section 5.4(b) or to the exercise techniques described in Section 5.4(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.5 No Service Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Recipient any right to continue in the employ or service of the Company or any Affiliated Entity or constitute any contract or agreement of employment or service, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or service of such Eligible Person or Recipient, with or without Cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a Separation from Service, the reason (if any) for such Separation from Service, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body’s determination thereof shall be final and binding.

5.6 Restrictions under Applicable Laws and Regulations.

(a) Consents, Approvals. All Awards shall be subject to the requirement that, if at any time the Company shall determine, in its sole discretion, that the listing, registration or qualification of the securities subject to Awards upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations it deems necessary shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b) No Registration Obligation; Recipient Representations. The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7 Additional Conditions. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body deems appropriate, including provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of securities acquired under any Award, provisions giving the Company the right to repurchase securities acquired under any Award in the event the Recipient elects to Separate from Service or dispose of such securities, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a holder of shares of Common Stock with respect to any shares issuable or issued in connection with the Award until the date the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award, and the Company has issued such shares. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9 Nonassignability. Unless the Administering Body shall otherwise determine on a case-by-case basis, no Award shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a domestic relations order. Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of IRC Section 422(b)(5), and nothing herein is intended to allow such assignment or transfer.

5.10 Information to Recipients.

(a) The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including applicable federal and state securities laws, rules and regulations.

(b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan. The Company may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient’s obligations under this Section 5.10(b)).

5.11 Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administering Body may allow satisfaction of tax withholding requirements by accepting delivery of shares of Common Stock of the Company or by withholding a portion of shares otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

5.12 Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

5.13 Effect of Separation from Service on Awards.

(a) Termination of Vesting. Unless determined otherwise by the Administering Body, Awards will be exercisable by a Recipient (or the Recipient’s successor-in-interest) following such Recipient’s Separation from Service only to the extent that installments thereof had become exercisable on or prior to the date of such Separation from Service.

(b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, (i) the Administering Body may designate shorter or longer periods for the vesting or exercise of any Award, or the lapse of transfer or other restrictions pertaining thereto, following a Recipient’s Separation from Service, provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient; and (ii) the Administering Body may elect to accelerate the vesting of all or any portion of any Award that had not become exercisable on or prior to the date of such Separation from Service or to extend the vesting period beyond the date of such Separation from Service.

(c) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards granted to such employee as the Administering Body deems appropriate.

5.14 Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.14.

ARTICLE VI

AWARDS

6.1 Stock Options.

(a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b) Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant. Subject to approval by the Stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may make such further modifications of any such Stock Option as are not inconsistent with this Plan.

(c) Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after the Recipient’s Separation from Service shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted (or, for Nonqualified Stock Options, such date later than 10 years after the Stock Option is granted as determined by the Administering Body) and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may at any time accelerate vesting of such Stock Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d) Termination. Unless determined otherwise by the Administering Body, Stock Options shall expire on the earliest of (i) one year from the date on which the Recipient ceases to be an Eligible Person for any reason other than death; (ii) one year from the date of the Recipient’s death; or (iii) with respect to each installment of such Stock Option, the fifth anniversary of the vesting date of such installment. If a Recipient ceases for any reason to be an Eligible Person, that portion of the Stock Option that has not yet vested shall terminate, unless the Administering Body accelerates the vesting schedule (in which case, the Administering Body may impose whatever conditions it considers appropriate on the accelerated portion).

(e) Special Provisions Regarding Incentive Stock Options.

(i) Notwithstanding anything herein to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of IRC Section 422. As of the Restatement Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of 10 years from the date of grant of such Incentive Stock Option, or the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii) If for any reason other than death or Permanent Disability, a Recipient of Incentive Stock Options incurs a Separation from Service, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with or in service to the Company or any Affiliated Entity; and (B) three months after the date of the Recipient’s Separation from Service.

(iii) If as a result of death or Permanent Disability, a Recipient incurs a Separation from Service, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of the Recipient’s Separation from Service.

(iv) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year shall not exceed $100,000.

(v) Award Documents evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the applicable provisions of IRC Section 422.

(vi) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options. If the limit described in Section 6.1(e)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2 Performance Awards.

(a) Performance Conditions. The right of a Recipient to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Administering Body. The Administering Body may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 6.2(b) in the case of Performance-Based Compensation.

(b) Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Administering Body determines that a Performance Award to be granted to a Recipient who is designated by the Administering Body as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 6.2(b). Notwithstanding anything herein to the contrary, the Administering Body may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

(i) Performance Goals Generally. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Administering Body consistent with this Section 6.2(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Administering Body result in the achievement of performance goals being “substantially uncertain.” The Administering Body may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliated Entities or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Administering Body may determine at the time that goals under this Section 6.2(b) are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other Commission filings). Performance goals may differ for Performance Awards granted to any one Recipient or to different Recipients.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliated Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Administering Body in establishing performance goals for Performance Awards: (A) cash flow; (B) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (C) earnings measures (including EBIT and EBITDA); (D) return on equity; (E) total stockholder return; (F) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (G) return on capital; (H) revenue; (I) income; (J) profit margin; (K) return on operating revenue; (L) brand recognition or acceptance; (M) customer metrics (including customer procurement, customer satisfaction, customer retention, customer profitability or customer contract terms); (N) productivity; (O) expense targets and management; (P) budget targets and management; (Q) market share;

(R) cost control measures; (S) balance sheet metrics; (T) strategic initiatives; (U) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (V) return on assets; (W) growth in net sales; (X) the ratio of net sales to net working capital; (Y) stockholder value added; (Z) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (AA) sales from newly-introduced products; (BB) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (CC) product quality, safety, productivity, yield or reliability (on time and complete orders); (DD) funds from operations; (EE) regulatory body approval for commercialization of a product; (FF) debt levels or reduction or debt ratios; (GG) economic value; (HH) operating efficiency; (II) research and development achievements; or (JJ) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

(iii) Timing for Establishing Performance Goals. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

(iv) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash, shares, other Awards or other property. The Administering Body may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

(c) Written Determinations. All determinations by the Administering Body as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Administering Body may delegate any responsibility relating to Performance Awards.

(d) Status of Section 6.2(b) Awards under Section 162(m). It is the intent of the Company that Performance Awards under Section 6.2(b) granted to persons who are designated by the Administering Body as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Administering Body, qualify as Performance-Based Compensation. Accordingly, the terms of Section 6.2(b), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Administering Body cannot determine with certainty whether a given Recipient will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Administering Body, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

6.3 Restricted Stock.

(a) Award of Restricted Stock. The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock and when such restrictions shall lapse.

(b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii) Certificates. The Company may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Company deems necessary or appropriate to enforce such restrictions; and

(iv) Other Restrictions. The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable, including restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or shares of the same class are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

(d) Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a holder of shares of Common Stock with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, provided that any dividends and other distributions may be subject to the same or similar restrictions as the underlying Restricted Stock. Notwithstanding the foregoing, in no event will dividends or other distributions on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

(e) Separation from Service. Unless the Administering Body determines otherwise, if a Recipient incurs a Separation from Service for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such Separation from Service shall be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4 Stock Appreciation Rights.

(a) Granting of Stock Appreciation Rights. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b) Stock Appreciation Rights Related to Options.

(i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable only when, and only to the extent that, the related Stock Option is exercisable, will not be transferable except to the extent that such related Stock Option may be transferable, will not expire later than the underlying Stock Option, and will be exercisable only when the Fair Market Value of the Common Stock subject to the underlying Stock Option exceeds the exercise price of such Stock Option.

(iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c) Stock Appreciation Rights Unrelated to Options. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.4(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the exercise price specified in the related Stock Option, the initial base amount specified in the Award shall be used.

(d) Limits. Notwithstanding the foregoing, the Administering Body may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

(e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body shall determine the form in which payment of a Stock Appreciation Right will be made and may consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5 Stock Payments. The Administering Body may approve Stock Payments of the Company’s Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash, on such terms and conditions as the Administering Body may determine. Stock Payments will replace such cash payments at the Fair Market Value of the Common Stock on the date payment is due.

6.6 Dividend Equivalents. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine. Notwithstanding the foregoing, the payment of a Dividend Equivalent with respect to a Stock Option or Stock Appreciation Right intended to constitute Performance-Based Compensation shall not be contingent upon the exercise of such Stock Option or Stock Appreciation Right. Notwithstanding the foregoing, in no event will dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

6.7 Stock Bonuses. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

6.8 Stock Sales. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

6.9 Phantom Stock. The Administering Body may grant Awards of Phantom Stock. Phantom Stock is a cash award granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10 Other Stock-Based Benefits. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (a) by their terms might involve the issuance or sale of Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock. Other Stock-Based Benefits may be granted in lieu of other cash or other compensation to which a Recipient is entitled from the Company or an Affiliated Entity or may be used in the settlement of amounts payable in shares under any other compensation plan or arrangement of the Company or an Affiliated Entity.

6.11 Separation from Service. Except as otherwise provided for in this Plan or determined by the Administering Body, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, shall terminate upon the Recipient’s Separation from Service.

ARTICLE VII

REORGANIZATIONS

7.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award by the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2 Corporate Transactions Involving a Change in Control. Unless otherwise set forth in an Award Document or in this Section 7.2, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including (i) accelerating the vesting of outstanding Awards or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then subject to Section 5.13 and Section 6.11, any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” means the Board as long as no Committee has been appointed and delegated authority by the Board and shall mean the Committee as long as the Committee is appointed and has been delegated authority and has not been disbanded by the Board.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Document: (i) the commission of any act by a Recipient constituting financial dishonesty against the Company or an Affiliated Entity (which act would be chargeable as a crime under applicable law); (ii) a Recipient’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would: (a) materially adversely affect the business or the reputation of the Company or an Affiliated Entity with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or an Affiliated Entity to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a Recipient to follow the directives of the chief executive officer of the Company or an Affiliated Entity or the Board; or (iv) any material misconduct, violation of the Company’s or an Affiliated Entity’s policies or willful and deliberate non-performance of duty by the Recipient in connection with the business affairs of the Company or an Affiliated Entity. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Recipient’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliated Entity to have terminated the Recipient’s service for Cause. All rights a Recipient has or may have under this Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Recipient, regarding any actual or alleged act or omission by the Recipient of the type described in the applicable definition of Cause.

“Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(a) Any Person (other than a Permitted Transferee) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Board members; or

(b) Individuals who, as of the Restatement Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the Restatement Date whose election, or nomination for election by the Stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than:

(i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation); or

(ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d) Approval by the Stockholders or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of this Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Class A common stock of the Company, as constituted on the Restatement Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4.

“Company” means Salem Media Group, Inc., a Delaware corporation.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Covered Employee” means a Recipient who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 6.2(b).

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the

Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 10, 1999, which is the date this Plan was initially adopted by the Board.

“Eligible Person” means any director, officer, employee, consultant or advisor of the Company or of any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expiration Date” means the 10th anniversary of the Restatement Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be (i) if the stock is listed on a national securities exchange (including for this purpose, the Nasdaq Global Market), the closing price of the stock quoted for such date as reported in the transactions index of such exchange, as published in The Wall Street Journal and determined by the Administering Body; or (ii) if the stock is not then listed on a national securities exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administering Body on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under IRC Section 422.

“IRC” means the Internal Revenue Code of 1986.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Parent Corporation” means any Parent Corporation as defined in IRC Section 424(e).

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 6.2) over a performance period established by the Committee.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award; provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in IRC Section 22(e)(3).

“Permitted Transferee” means: (a) Edward G. Atsinger III, Stuart W. Epperson or Nancy A. Epperson; (b) the spouse, child or grandchild of any of the persons described in (a); (c) a revocable trust funded by any of the persons described in (a); or (d) a trust for the benefit of any of the persons described in (a) so long as one of the persons described in (a) is the trustee of such trust.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this Salem Media Group, Inc. 1999 Stock Incentive Plan of the Company (as amended and restated through May 8, 2019).

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administering Body (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means an Eligible Person who has received and holds an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restatement Date” means May 8, 2019.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Section 162(m)” means IRC Section 162(m).

“Section 409A” means IRC Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Recipient’s employment with, and performance of services for (as a board member, independent contractor, consultant and otherwise), the Company and each Affiliated Entity. A Recipient employed by, or performing services for, an Affiliated Entity or a division of the Company or an Affiliated Entity shall not be deemed to incur a Separation from Service if such Affiliated Entity or division ceases to be an Affiliated Entity or division of the Company, as the case may be, and the Recipient immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliated Entity or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and the Affiliated Entities shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in IRC Section 424(d)).

“Stock Appreciation Right” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1.

“Stock Payment” means a payment in shares of the Company’s Common Stock to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Stockholders” means the stockholders of the Company.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in IRC Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliated Entity or with which the Company or an Affiliated Entity combines.